UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 132-4(c) under the Exchange Act

Explanatory Note: This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2007 includes the financial statements of and the pro forma financial information relative to the acquisition of 100% of the outstanding stock of Metropolitan Dental Holdings, Inc. by American Dental Partners, Inc. pursuant to the Stock Purchase Agreement dated August 30, 2007.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statement of Businesses Acquired

Financial statements of the acquired business are incorporated by reference to Exhibit 99.1 filed herewith.

(b)	Pro Forma Financial Information

Pro forma financial information relative to the acquired business are incorporated by reference to Exhibit 99.2 filed herewith.

(d)	Exhibits

23.1	Consent of McGladrey & Pullen, LLP dated December 7, 2007

99.1	Audited financial statements of Metropolitan Dental Holdings, Inc. and its subsidiaries and affiliates as of and for the year ended December 31, 2006 and as of December 31, 2005 and for the seven-month period ended December 31, 2005; audited financial statements Metropolitan Dental Management, Inc. as of May 24, 2005 and for the period from January 1, 2005 through May 24, 2005; and unaudited financial statements as of and for the period ended September 24, 2007.

99.2	Unaudited pro forma condensed combined financials of American Dental Partners, Inc. as of and for the six months ended June 30, 2007 and the for the year ended December 31, 2006, which reflects the acquisition of Metropolitan Dental Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

December 11, 2007	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)